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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 1, 2004

                      Lehman ABS Corporation, on behalf of:


     CORPORATE BACKED TRUST CERTIFICATES, VERIZON NEW YORK DEBENTURE-BACKED
                               SERIES 2004-5 TRUST
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-32022             13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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                                 Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)

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The Corporate Backed Trust Certificates, Verizon New York Debenture-Backed
Series 2004-5 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as supplemented by the Series Supplement in respect of the Trust dated as of February 25, 2004.


Item 5. OTHER EVENTS

On June 1, 2004 distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as
Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

As of May 4, 2004, Verizon New York Inc., the issuer of the underlying securities, was no longer subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). For information on the issuer of the underlying securities please see its periodic reports previously filed with the Securities and Exchange Commission (the "Commission") under the issuer's Exchange Act file number, 001-03435. Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is filed as part of this report:

     1 Trustee's Distribution Statement to the Verizon New York Debenture-Backed Series 2004-5 Certificate Holders for the period ending June 1, 2004.


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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 1, 2004


                                        Lehman ABS Corporation


                                        By: /s/ Paul Mitrokostas
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                                        Name:   Paul Mitrokostas
                                        Title:  Senior Vice President


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                                  EXHIBIT INDEX


Exhibit Number       Description
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      1              Trustee's Distribution Statement to the Verizon New
                     York Debenture-Backed Series 2004-5 Certificate Holders for the period ending June 1, 2004



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